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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 26, 2001


                             Alcan Aluminium Limited
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             (Exact name of Registrant as specified in its charter)


                                     Canada
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                 (State or other jurisdiction of incorporation)

        1-3677                                        Inapplicable
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Commission File Number                    (I.R.S. Employer Identification No.)

         1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2
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        (Address of principal executive offices, including postal code)

                                 (514) 848-8000
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              (Registrant's telephone number, including area code)


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ITEM 5.  Other Events
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         The information set forth in the press release issued by Alcan Aluminium Limited dated February 26, 2001, attached hereto as Exhibits
         99.1 is incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
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         (c)  Exhibits

         99.1 Press release of Alcan Aluminium Limited, dated February 26, 2001.

         99.2 Cautionary Statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ALCAN ALUMINIUM LIMITED

                                              By   /s/ Serge Fecteau
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                                                   Serge Fecteau
                                                   Assistant Secretary

Date: February 26, 2001

                                  EXHIBIT INDEX

Exhibit
Number                             Description
(99.1)    Press release of Alcan Aluminium Limited dated February 26, 2001.

(99.2) Cautionary statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.

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